Exhibit 99.1
FOR IMMEDIATE RELEASE
Exterran Holdings, Inc. Announces Commencement of Private Offering of Senior Notes
HOUSTON, November 12, 2010—Exterran Holdings, Inc. (NYSE: EXH) today announced that it has commenced an offering, through a private placement, of $350.0 million of senior notes due 2018. Exterran intends to use the net proceeds of the proposed offering to repay amounts outstanding under its asset-backed securitization facility and under its senior secured credit facility.
The notes are being offered inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.
The notes and the guarantees thereof have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and any applicable state securities laws.
This press release is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful.
Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify many of these statements by looking for words such as “believes,” “expects,” “intends,” “projects,” “anticipates,” “estimates” or similar words or the negative thereof. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the Company’s plans to privately offer $350.0 million of senior notes, the completion of such private offering and the impact of market conditions on such offering.

While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: market conditions; local, regional, national and international economic conditions and the impact they may have on the Company and its customers; changes in tax laws that impact the Company or master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil and natural gas and the impact on the price of oil and natural gas; the Company’s ability to timely and cost-effectively obtain components necessary to conduct its business; changes in political or economic conditions in key operating markets, including international markets; and changes in safety and environmental regulations pertaining to the production, processing and transportation of oil and natural gas.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the preliminary offering memorandum, Exterran’s Annual Report on Form 10-K for the year ended December 31, 2009 and those set forth from time to time in the Company’s filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.
Exterran Contact Information:
Investors: David Oatman (281) 836-7035
Media: Susan Nelson (281) 836-7297
SOURCE: Exterran Holdings, Inc.